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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                December 13, 1994
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                  0-13291                       94-6565852
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(State of Incorporation)       (Commission                   (IRS Employer
                                File No.)                 Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                   75231
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ----------------



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On December 13, 1994, NCPO Texas, Ltd., a Texas limited partnership, purchased the North Central Plaza One Office Building, a 197,848 square foot office building in Dallas, Texas for $12.4 million, exclusive of acquisition commissions and closing costs. The seller of the property was Prudential Insurance Company of America, a New Jersey corporation. The purchase price was $4.2 million in cash with the partnership obtaining new mortgage financing of $8.2 million.

Transcontinental Realty Investors, Inc. ("the Company") is the sole limited partner of the partnership with a 97.5% limited partner interest. The general partner of the partnership with a 2.5% general partner interest is Ensearch Holding Company, a corporation controlled by an adult son of A. Bob Jordan, a Director of the Company. The Company has the option to acquire such general partner interest at any time for one dollar. The Company intends to exercise such option and accordingly has treated the purchase as if it were made by a wholly-owned subsidiary.

The $12.4 million purchase price is approximately 5.6% of the Company's assets at December 31, 1993. However, this purchase combined with other property purchases the Company has made in 1994, exceed 10% of the Company's assets at December 31, 1993. The seller has informed the Company that audited financial statements and supporting data relating to the property's operations for 1993 are not available.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) It is impracticable to provide the required statement of operations for the property acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than February 13, 1995.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         TRANSCONTINENTAL REALTY
                                         INVESTORS, INC.





Date: December 21, 1994                  By: /s/ Thomas A. Holland
                                             Thomas A. Holland
                                             Senior Vice President and
                                             Chief Accounting Officer





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